SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                             NOVEMBER 30, 1998
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             SALANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                            0-2433                   13-3402444
(STATE OR OTHER                   (COMMISSION              (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)          INDENTIFICATION NO.)
INCORPORATION)



1114 Avenue of the Americas, New York, New York                   10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                               (212) 221-7500
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.   OTHER EVENTS

          Salant Corporation ("Salant") has received and accepted an $85 million financing commitment from The CIT Group/Commercial Services, Inc. ("CIT"), Salant's existing working capital lender, that would be available to Salant upon completion of Salant's restructuring efforts. This new financing commitment supercedes the earlier post-restructuring commitment that Salant had received from CIT in June 1998. In connection with CIT's issuance of this new financing commitment, CIT agreed to extend financing to Salant under the existing credit agreement through December 31, 1998.

          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the press release, dated December 8, 1998, (ii) the letter agreement, dated as of November 30, 1998, by and between Salant and CIT and (iii) the letter agreement, dated December 7, 1998, by and between Salant and CIT, filed as Exhibits 99,
10.48 and 10.49, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (c) Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number      Description
------      -----------

99          Press Release, dated December 8, 1998.

10.48 Letter Agreement, dated as of November 30, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.

10.49 Letter Agreement, dated December 7, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SALANT CORPORATION



Dated:  December 8, 1998               By:   /s/ Todd Kahn
                                            --------------------------
                                             Executive Vice President
                                               and General Counsel

                               EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99          Press Release, dated December 8, 1998.

10.48 Letter Agreement, dated as of November 30, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.

10.49 Letter Agreement, dated December 7, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.